Exhibit 21.1

Subsidiaries	State or Country of Incorporation or Organization
Callaway Golf South Pacific Pty Ltd.	Australia
Callaway Golf Sales Company	California
Callaway Golf International Sales Company	California
Callaway Golf Canada Ltd.	Canada
Callaway Golf (Shanghai) Trading Co., Ltd.	China
Callaway Golf (Dongguan) Technology Service Co., Ltd.	China
Callaway Golf Ball Operations, Inc.	Delaware
uPlay, Inc.	Delaware
Callaway Golf (Germany) GmbH	Germany
Callaway Golf India Private Ltd.	India
Callaway Digital Technologies Private Limited	India
Callaway Golf Kabushiki Kaisha	Japan
Callaway Golf Korea Ltd.	Korea
Callaway de Mexico, S.A. de C.V.	Mexico
Callaway Golf Interactive, Inc.	Texas
Callaway Golf Europe Ltd.	United Kingdom
Callaway Golf European Holding Company Ltd.	United Kingdom
travisMathew, LLC	California
Ogio International, Inc.	Utah
Callaway Golf (Barbados) SRL	Barbados
Callaway HK Ben 1 Limited	Hong Kong
Callaway HK Ben 2 Limited	Hong Kong
Callaway HK OpCo Limited	Hong Kong
Callaway HK HoldCo Limited	Hong Kong
CÔNG TY TNHH CALLAWAY GOLF VIỆT NAM (Callaway Golf Vietnam Company Limited)	Vietnam
Callaway Golf EU B.V.	Netherlands
Modern Golf Company	Delaware
Callaway Germany Holdco GmbH	Germany
Jack Wolfskin North America, Inc.	Delaware
JACK WOLFSKIN Ausrüstung für Draussen GmbH & Co. KGaA	Germany
JW STARGAZER Holding GmbH	Germany
SKYRAGER GmbH	Germany
JACK WOLFSKIN Retail GmbH	Germany
OOO ДЖЕК ВОЛЬФСКИН РУС (OOO JACK WOLFSKIN RUS)	Russian
Jack Wolfskin Trading (Shanghai) Co. Ltd.	China
JACK WOLFSKIN UK Ltd.	United Kingdom
JACK WOLFSKIN Italia Srl	Italy
JACK WOLFSKIN France Retail Sarl	France
JACK WOLFSKIN Austria GmbH	Austria
JACK WOLFSKIN Netherlands B.V.	Netherlands
JACK WOLFSKIN Belgien BV	Belgium
JACK WOLFSKIN Switzerland AG	Switzerland
JACK WOLFSKIN Poland sp. z o.o.	Poland
Topgolf UK Holdings Limited Partnership	United Kingdom
Golf Entertainment International Limited	United Kingdom
BayDrive Group Limited	United Kingdom

Subsidiaries	State or Country of Incorporation or Organization
TopGolf Group Limited	United Kingdom
Topgolf Limited	United Kingdom
World Golf Systems Group Limited	United Kingdom
Topshot Systems Limited	United Kingdom
TopGolf Systems Limited	United Kingdom
TopGolf Sweden AB	Sweden
Topgolf Australia PTY Limited	Australia
TG-VR Australia Joint Venture	Australia
Village Golf Australia PTY Limited	Australia
Topgolf Mexico Holdings Ltd	United Kingdom
TG-VE Mexico Joint Venture, S. DE. R. L. DE C.V	Mexico
TG-VE Nominees, S. DE. R. L. DE C.V	Mexico
Topgolf Canada Holdings Ltd	United Kingdom
Topgolf Japan G. K.	Japan
WGDR Investments and Trading Limited	United Kingdom
Topgolf International Inc.	Delaware
TG Holdings I, LLC	Delaware
Top Golf USA Inc.	Delaware
Topgolf Payroll Services, LLC	Delaware
Topgolf Media, LLC	Delaware
Topgolf Pro, LLC	Virginia
Topgolf Cares, Inc. (501 c 3)	Texas
World Golf Tour, LLC	Delaware
TG Lounge Holdings, LLC	Delaware
TG Flex Holdings, LLC	Delaware
TG Lounge Management LLC	Delaware
TG Lounge JV LLC	Delaware
Topgolf ELP Holdings, LLC	Delaware
Topgolf USA SDS, LLC	Delaware
Topgolf USA CS, LLC	Delaware
Topgolf USA Albuquerque, LLC	Delaware
TopGolf USA Allen, LLC	Texas
TopGolf USA Allen Holdings, LLC	Texas
TopGolf USA Allen II, LLC	Texas
TopGolf USA Alpharetta, LLC	Delaware
TopGolf USA Alpharetta Holdings, LLC	Delaware
TopGolf USA Alpharetta II, LLC	Delaware
Topgolf USA ANA, LLC	Delaware
Topgolf USA BF, LLC	Delaware
TopGolf USA Atlanta, LLC	Delaware
TopGolf USA Atlanta Holdings, LLC	Delaware
TopGolf USA Atlanta II, LLC	Delaware
Topgolf USA Auburn Hills, LLC	Delaware
Topgolf USA AG, LLC	Delaware
TopGolf USA Austin, LLC	Texas
TopGolf USA Austin Holdings, LLC	Texas
TopGolf USA Austin II, LLC	Texas
Topgolf USA Baltimore, LLC	Delaware

Subsidiaries	State or Country of Incorporation or Organization
Topgolf USA Baton Rouge, LLC	Delaware
Topgolf USA Birmingham, LLC	Delaware
Topgolf USA BO, LLC	Delaware
Topgolf USA Brooklyn Center, LLC	Delaware
Topgolf USA Burlingame, LLC	Delaware
Topgolf USA Dublin, LLC	Delaware
Topgolf USA Canton, LLC	Delaware
Topgolf USA Carlsbad, LLC	Delaware
TopGolf USA Centennial, LLC	Delaware
Topgolf USA Charleston, LLC	Delaware
TopGolf USA Charlotte, LLC	Delaware
Topgolf USA North Charlotte, LLC	Delaware
Topgolf USA CERT, LLC	Delaware
TopGolf USA Hoffman Estates, LLC	Delaware
Top Golf USA Salt Creek, LLC	Illinois
TopGolf USA West Chester, LLC	Delaware
Topgolf USA CL, LLC	Delaware
Topgolf USA COL, LLC	Delaware
TopGolf USA Columbus, LLC	Delaware
TopGolf USA Park Lane Ranch, LLC	Texas
TopGolf USA Park Lane Ranch Holdings, LLC	Texas
TopGolf USA Park Lane Ranch II, LLC	Texas
Topgolf USA DB, LLC	Delaware
Topgolf USA DVW, LLC	Delaware
Topgolf USA RD, LLC	Delaware
TopGolf USA Edison, LLC	Delaware
Topgolf USA El Paso, LLC	Delaware
Topgolf USA El Paso Holdings, LLC	Texas
Topgolf USA El Paso II, LLC	Texas
TopGolf USA El Segundo, LLC	Delaware
Topgolf USA Ft. Myers, LLC	Delaware
TopGolf USA Ft. Worth, LLC	Texas
TopGolf USA Ft. Worth Holdings, LLC	Texas
TopGolf USA Ft. Worth II, LLC	Texas
Topgolf USA Germantown, LLC	Delaware
TopGolf USA Gilbert, LLC	Delaware
Topgolf USA Glendale, LLC	Delaware
Topgolf USA Greenville, LLC	Delaware
Topgolf USA Holtsville, LLC	Delaware
Topgolf USA Hawaii, LLC	Delaware
TopGolf USA Granite Park, LLC	Texas
TopGolf USA Granite Park Holdings, LLC	Texas
TopGolf USA Granite Park II, LLC	Texas
TopGolf USA Spring, LLC	Texas
TopGolf USA Spring Holdings, LLC	Texas
TopGolf USA Spring II, LLC	Texas
TopGolf USA Webster, LLC	Texas
TopGolf USA Webster Holdings, LLC	Texas

Subsidiaries	State or Country of Incorporation or Organization
TopGolf USA Webster II, LLC	Texas
Topgolf USA Huntsville, LLC	Delaware
Topgolf USA Fishers, LLC	Delaware
TopGolf USA Jacksonville, LLC	Delaware
TG USA Kirkland, LLC	Delaware
Topgolf USA FKX, LLC	Delaware
Topgolf USA LM, LLC	Delaware
TopGolf USA Las Vegas, LLC	Delaware
TopGolf USA Las Vegas Holdings, LLC	Delaware
Topgolf USA LB, LLC	Delaware
TopGolf USA Dulles, LLC	Delaware
Topgolf USA KY1, LLC	Delaware
Topgolf USA May, LLC	Delaware
Topgolf USA Miami Gardens, LLC	Delaware
Topgolf USA Doral, LLC	Delaware
Topgolf USA MB, LLC	Delaware
TopGolf USA Mt. Laurel, LLC	Delaware
Topgolf USA Myrtle Beach, LLC	Delaware
TopGolf USA Naperville, LLC	Delaware
TopGolf USA Nashville, LLC	Delaware
TopGolf USA National Harbor, LLC	Delaware
Topgolf USA NHP, LLC	Delaware
Topgolf USA New Orleans, LLC	Delaware
Topgolf USA NPB, LLC	Delaware
TopGolf USA OKC, LLC	Delaware
Topgolf USA Omaha, LLC	Delaware
Topgolf USA SBD, LLC	Delaware
TopGolf USA Orlando, LLC	Delaware
TopGolf USA Overland Park, LLC	Kansas
Topgolf USA Pharr, LLC	Delaware
Topgolf USA Pharr II, LLC	Delaware
Topgolf USA Pharr Holdings, LLC	Delaware
Topgolf USA NEP, LLC	Delaware
Topgolf USA Pittsburgh, LLC	Delaware
Topgolf USA PPB, LLC	Delaware
TopGolf USA Hillsboro, LLC	Delaware
Topgolf USA CP, LLC	Delaware
TopGolf USA Raleigh, LLC	Delaware
Topgolf USA Richmond, LLC	Delaware
Topgolf USA RG, LLC	Delaware
TopGolf USA Roseville, LLC	Delaware
TopGolf USA Midvale, LLC	Delaware
Topgolf USA VY, LLC	Delaware
TopGolf USA San Antonio, LLC	Texas
TopGolf USA San Antonio Holdings, LLC	Texas
TopGolf USA San Antonio II, LLC	Texas
Topgolf USA SDP, LLC	Delaware
Topgolf USA KP, LLC	Delaware

Subsidiaries	State or Country of Incorporation or Organization
Topgolf USA Pin High, LLC	Delaware
Topgolf USA Schaumburg, LLC	Delaware
TopGolf USA Riverwalk, LLC	Delaware
Topgolf USA RE, LLC	Delaware
Topgolf USA Chesterfield, LLC	Delaware
Topgolf USA STL, LLC	Delaware
TopGolf USA Brandon, LLC	Delaware
Topgolf USA Pete, LLC	Delaware
TopGolf USA Colony, LLC	Texas
TopGolf USA Colony Holdings, LLC	Texas
TopGolf USA Colony II, LLC	Texas
Topgolf USA Thornton, LLC	Delaware
Topgolf USA Tucson, LLC	Delaware
TopGolf USA Virginia Beach, LLC	Delaware
Topgolf USA WC, LLC	Delaware
Topgolf USA WC II, LLC	Delaware
Topgolf USA WC Holdings, LLC	Delaware
Topgolf USA WCH, LLC	Delaware
Topgolf USA Woburn, LLC	Delaware
Topgolf USA YK, LLC	Delaware
Topgolf USA GB, LLC	Delaware
Topgolf USA MP, LLC	Delaware
Topgolf USA MA, LLC	Delaware
Topgolf USA PS, LLC	Delaware
Topgolf USA LR, LLC	Delaware
Topgolf USA GP, LLC	Delaware
Topgolf USA LF, LLC	Delaware
Topgolf USA JM, LLC	Delaware
Topgolf USA WB, LLC	Delaware
Topgolf USA RCH, LLC	Delaware
Topgolf USA DM, LLC	Delaware
RSVP Holdings I, LLC	Delaware
Topgolf USA NBR, LLC	Delaware
Topgolf USA CD, LLC	Delaware
Topgolf USA Akron, LLC	Delaware
Topgolf USA AP, LLC	Delaware
Topgolf USA TP, LLC	Delaware